Corporate Presentation January 2018 Exhibit 99.1

Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, our development efforts, our collaborations, our technology, our intellectual property, our financial condition, our plans and our development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of Intra-Cellular Therapies, Inc. (the “Company” or “ITCI”) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our periodic and current reports. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

Intra-Cellular Therapies, Inc. (ITCI) Focus on advancements in the treatment of CNS disorders Lead program: Lumateperone (ITI-007) Phase 3 program in schizophrenia Anticipated NDA filing for schizophrenia by mid-2018 Other Phase 3 programs: Bipolar depression Agitation associated with dementia, including Alzheimer’s disease Leader in the field of PDE1 inhibitors Lead drug candidate ITI-214 being developed for the treatment of Parkinson’s disease and other CNS and non-CNS disorders including heart failure Founded in 2002, leveraging technology from the lab of Nobel Laureate Dr. Paul Greengard Located in New York City Well-capitalized $328.1 million in cash, cash equivalents and investment securities at 09/30/2017 (In October 2017, the Company raised net proceeds of $162 million in a public offering of its common stock)

Schizophrenia Bipolar Depression Behavioral Disturbances Associated With Dementia, Including AD Sleep Disturbances Associated with Neuro-Psychiatric Disorders Other Neuropsychiatric Conditions Including MDD and Autism LAI Program ITCI Therapeutic Pipeline ITI-007 Lumateperone and follow-on compounds PDE Inhibitors PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA ITI-214 – Parkinson’s Disease ITI-214 for Other Indications PLATFORM ITI-333 Pain Substance Use Disorder Mood Disorders ITI-214 – Heart Failure

Schizophrenia, A Common Disabling Neuropsychiatric Disease



- Schizophrenia affects approximately **1%** of the global population[1]
- Schizophrenia is one of the 25 leading causes of disability worldwide[2]



- **2.2 million** adults in the United States have schizophrenia[1]
- ~**100,000** people are newly diagnosed with schizophrenia each year in the United States[1]

Intra-Cellular THERAPIES

1. Schizophrenia facts and statistics. Schizophrenia.com website. Accessed April 9, 2017.
2. Chong HY, et al. *Neuropsychiatr Dis Treat*. 2016;12:357-373.

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Economic Burden of Schizophrenia Exceeds $154 Billion in the United States

Schizophrenia: Direct and Indirect Costs[1]

Indirect Costs[1]



Direct healthcare costs, $37.7B
Indirect costs, $117B
Unemployment $59.0B
Caregiving $52.5B
Premature mortality $3.3B
Productivity loss $2.5B

It is estimated that only about one-third of patients with schizophrenia can work regularly.[2,3]

Costs of schizophrenia exceed many common conditions, including stroke, hypertension, breast/cervical cancers[4]

Onset in early adulthood leads to life-long disability and economic burden

1. Cloutier M, et al. *J Clin Psychiatry*. 2016;77(6):764-771.
2. Albus M. *Pharmacopsychiatry*. 2012;45(suppl 1):S31-S35.
3. Bellack AS, et al. *Schizophr Bull*. 2007;33(3):805-822.
4. Kockaya G, et al. *Health*. 2010;2(10):1174-1178.

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Lumateperone is Designed to Address Unmet Needs in Schizophrenia Existing therapies have significant adverse events including extrapyramidal symptoms, akathisia, metabolic and cardiovascular dysfunction Impact quality of life Lead to poor adherence with 74% of US patients discontinuing medication within 18 months (CATIE Study, 2005) Only positive symptoms are effectively treated by existing drugs; negative symptoms and depression are not effectively treated Social function is not improved We believe the unique pharmacology of lumateperone can translate into an advancement in the treatment of schizophrenia as a single, stand-alone drug therapy

Lumateperone: Novel, First-in-Class Molecule With an MOA That Predicts Clinical Benefits Across CNS Disorders

	nM Ki
5HT-2A	0.5
D2	32
D1	52
SERT	62

5-HT_{2A} Receptor Antagonist

- Improves sleep quality
- Reduces anxiety and hostility
- Enhances antipsychotic and antidepressant activity

Glutamatergic Phosphoprotein Modulator

NMDA & AMPA Enhancement via D1

- Efficacy for negative and positive symptoms
- Improved cognition
- Rapid-acting antidepressant activity

Dopamine Phosphoprotein D_2 Modulator (DPPM)

D_2 Pre-synaptic partial agonist and post-synaptic antagonist

- Antipsychotic efficacy for positive symptoms
- Reduced agitation

PHARMACOLOGY PREDICTS ROBUST EFFICACY ACROSS A BROAD RANGE OF SYMPTOM DOMAINS

AND PREDICTS HIGHLY FAVORABLE SAFETY/TOLERABILITY PROFILE

Serotonin Reuptake Inhibitor

- Antidepressant activity

Snyder GL et al. (2015). Functional profile of a novel modulator of serotonin, dopamine, and glutamate neurotransmission. Psychopharmacology (Berl) 232(3):605-21.

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Intra-Cellular Therapies

Lumateperone: Differentiated Pharmacology Provides Opportunities to Treat Multiple CNS Disorders

Broad separation between 5-HT_{2A} and other target affinities allows for full saturation of 5-HT_{2A} while adding only as much D_2, D_1/$GluN_{2B}$ (glutamate), and SERT as needed



5-HT_{2A}
D_2
SERT & D_1/ $GluN_{2B}$
ITI-007 10 mg
5-HT_{2A}
D_2
SERT & D_1/ $GluN_{2B}$
ITI-007 60 mg

LOWER DOSES (1-10 mg)	HIGHER DOSES (40-60 mg)
Behavioral and Psychiatric Disturbances in AD and PD	**Schizophrenia**
Sleep Disturbances Associated With Neurologic and Psychiatric Disorders	**Bipolar I and II Disorder (Depressive Episodes)**
Behavioral Disturbances Associated With Autism Spectrum Disorder	**Bipolar I Disorder (Manic Episodes)**
Sleep Maintenance Insomnia	**Major Depressive Disorder (MDD)**

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Lumateperone Schizophrenia Program Overview

- Lumateperone (ITI-007 60 mg) met primary endpoint in 2 entirely U.S.-based studies
- Well-tolerated with a safety profile similar to placebo in all studies
- Once daily oral dosing with no need for titration to 60 mg
- Two studies with risperidone as active control showed statistically significant safety & tolerability benefits for lumateperone over risperidone
- Lumateperone and risperidone demonstrated similar efficacy on primary endpoint in Study '005
- Pre-NDA meeting with the FDA scheduled for late Q1 2018
- Anticipated NDA filing by mid-2018

3 Large Randomized, Double-Blind Trials

Primary outcome measure: change from baseline on Positive and Negative Syndrome Scale (PANSS) Total Score

ITI-007-005[1]	ITI-007-301	ITI-007-302
N=335 4-week treatment period: - ITI-007 (60 mg or 120 mg) - Risperidone 4 mg or - Placebo	N=450 4-week treatment period: - ITI-007 (60 mg or 40 mg) or - Placebo	N=696 6-week treatment period: - ITI-007 (60 mg or 20 mg) - Risperidone 4 mg or - Placebo

Open-Label Safety Switching Study with ITI-007 60 mg
- First Part (N=302) 6-week treatment duration - Completed
- Second Part with 1-year treatment duration - Ongoing

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[1]Lieberman et al., Biological Psychiatry. 2016 June; 79:952–961.

Intra-Cellular THERAPIES

Acute Controlled Studies Demonstrate Safety Profile Similar to Placebo on Key Parameters And Superiority Over Risperidone Study 005 Study 301 Study 302 Glucose Triglycerides Cholesterol Prolactin

Lumateperone Profile Confirmed in a 6-Week Open-label Safety Switching Study in Patients with Stable Schizophrenia Symptoms The study evaluated stable patients with schizophrenia in an outpatient setting similar to common clinical practice The study assessed both the impact of switching to lumateperone (ITI-007 60 mg) from standard-of-care (SOC) antipsychotics as well as the impact of switching back to SOC from lumateperone (no dose titration necessary for lumateperone) Lumateperone was generally well tolerated with a favorable safety profile. The most frequent drug-related AE was somnolence occurring at a low rate when administered in the evening Statistically significant improvements from SOC baseline were observed in body weight, cardiometabolic and endocrine parameters over 6 weeks of treatment with lumateperone and worsened again when switched back to SOC medication Symptoms of schizophrenia did not worsen upon switch to lumateperone from SOC; rather statistically significant improvement from baseline was observed in PANSS mean total score (with greater improvements seen in subgroups of patients with comorbid symptoms of depression or prominent negative symptoms)

In Open Label Safety Switching Study, Key Cardiometabolic Parameters Improved on Lumateperone and Worsened Again After Switch Back to SOC On Lumateperone On or Tapered from SOC On SOC Mean Change from Baseline

Summary: Lumateperone Efficacy and Safety in Schizophrenia Two large, well-controlled positive studies and supportive data from a third study collectively provide evidence of the efficacy and safety of lumateperone (ITI-007 60 mg) for the treatment of schizophrenia In all three studies, lumateperone was well-tolerated with a safety profile similar to placebo In the 2 studies with risperidone as the active control, lumateperone was statistically significantly better than risperidone on key safety and tolerability parameters In open label safety switching study, key cardiometabolic parameters improved on lumateperone and worsened again after switch back to SOC

Lumateperone: Advancing Treatments in Bipolar Depression Bipolar disorder is a highly prevalent disease (2.6% 12-month prevalence in US adults; NIMH) with bipolar depression being the predominant clinical presentation Depressive episodes are longer and recur more often than manic/hypomanic episodes Few treatment options available Safety and tolerability trade-offs limit use of current agents

Lumateperone for the Treatment of Bipolar Depression and Other Depressive Disorders In previous studies depressed schizophrenia patients experienced robust improvements in depressive symptoms Well-tolerated with a safety profile similar to placebo in all studies completed to date Recent preclinical data support potential for rapid-acting antidepressant effects Bipolar depression Phase 3 clinical program includes Two monotherapy studies One adjunctive study (lithium or valproate) Planning late-stage studies in MDD to begin in 2018

Lumateperone for the Treatment of Agitation in Alzheimer’s Disease Large Market Potential 44.4 million people worldwide with AD >50% with behavioral disturbances Agitation is a leading cause of early institutionalization Affects patients, relatives, and caregivers Unmet Need Currently no approved agents Low dose lumateperone targeted to reduce agitation, including aggression Potential benefit across a wide range of behavioral disturbances Improved sleep & restored circadian rhythms Antidepressant and anxiolytic efficacy/reduced emotional distress Antipsychotic efficacy Phase 1/2 study demonstrated a favorable safety profile in geriatric subjects and patients with dementia Clinical Development Plan Phase 3 clinical trial in the treatment of agitation in patients with dementia ongoing

PDE1 Inhibition: Novel Approach to Modulation of Intracellular Signaling with Broad Therapeutic Potential PDE1 enzymes are highly active across a variety of neurological and cardiovascular diseases Our PDE1 inhibitors are designed to reestablish normal function in these disease states Inhibitors of PDE1 block the breakdown of cyclic nucleotides (cAMP, cGMP) potentiating downstream intracellular signaling Within our PDE1 portfolio, ITI-214 is the most advanced In four completed Phase I studies, ITI-214 was generally well tolerated with a favorable safety profile We believe ITI-214 provides an opportunity to treat age-related diseases including CNS, cardiovascular, and inflammatory disorders CNS Inflammation CV

ITI-214 for the Treatment of Parkinson’s Disease Large Market Potential Over 2.2 million patients in the US and Europe Progressive neurodegenerative disorder with motor and non-motor symptoms Unmet Need Dopamine replacement therapies (L-DOPA as gold standard) address early motor symptoms, but are insufficient as disease progresses and have limiting side effects Effective treatments to address non-motor symptoms are lacking ITI-214 as a multi-pronged approach to the treatment of PD Symptomatic treatment for primary motor symptoms Address non-motor symptoms Potentially disease modifying Clinical Development Plan Phase 1/2 clinical trial of ITI-214 in patients with Parkinson's disease to evaluate safety and tolerability is ongoing. First cohort completed with no safety concerns identified

PDE1 Inhibitors Improve Motor Symptoms in Models of PD by Enhancing Dopamine Signaling Preclinical evidence shows that PDE1 inhibitors restore affected limb use in animal models of PD Stand-alone treatment in early PD may be possible where sufficient endogenous dopamine is available to support synaptic activity L-DOPA & DA agonist sparing as disease progresses to prolong utility of DA replacement strategies and reduce side effects Additional preclinical data indicate improved cognition and enhanced wakefulness by PDE1 inhibition, without psychomotor stimulation ** *

ITI-214 Prevents Neuroinflammation and is Neuroprotective ITI-214 prevents increases in pro-inflammatory cytokines, such as IL-1ß in microglia Control 6-OHDA 0.33 1.1 3.3 10.0 Concentration of ITI-214 mM Survival of dopaminergic neurons as % of control * * *** In animals with lesions in the part of the brain where dopamine neurons are lost in PD, ITI-214 improves dopamine neuron survival

ITI-214: Represents A Novel Mechanism of Action for The Treatment of Heart Failure Medical Need Heart failure (HF) affects approximately 5.7 million people and has a mortality rate of ~50% within 5 years Need for approaches that improve heart function acutely and with longer exposure, also counter maladaptive remodeling of the ventricle Preclinical Data Has Shown Beneficial Effects on Cardiac Function PDE-1 inhibition increases cardiac contractility and cardiac output Potential for attenuation or reversal of cardiac remodeling A randomized, double-blind, placebo-controlled study of escalating single doses of ITI-214 in patients with systolic heart failure is expected to begin in Q1 2018

The Opioid Crisis There is a need to develop additional overdose-reversal interventions  We need new, innovative medications and technologies to treat opioid addiction We need safe, effective, non-addictive treatments to manage chronic pain In 2016, more than 64,000 Americans died from drug overdoses

ITI-333 For Treatment of Substance Use Disorders, Pain, and Mood Disorders High affinity at serotonin 5-HT2A, dopamine D1 and mu opiate receptors (MOP), acting as a partial agonist at MOP receptors Exhibits potent morphine-like analgesia in animal models, yet attenuates several morphine mediated behaviors No safety concerns have been noted with ITI-333 in animal models Does not alter either GI motility or respiratory function Elicits no significant signs of physical dependence or withdrawal   Receptor or Transporter Ki (nM) Serotonin 5-HT2A 8.3 Dopamine D1 50 Mu opioid (MOP) 11

Key Financial Information KEY METRICS Total Cash, Cash Equivalents, and Investments(1) (2) $328.1 million Total Debt(1) $0.0 million Common Shares Outstanding(1) (2) 43,427,344 Stock Options / Restricted Stock Units Outstanding(1) 4,219,143 As of September 30, 2017 (unaudited) In October 2017, the Company completed a follow on public offering resulting in net proceeds of approximately $162 million from the sale of 11,129,032 shares of its common stock

Management Team Sharon Mates, PhD, Founder, Chairman, President & Chief Executive Officer Andrew Satlin, MD, Executive Vice President & Chief Medical Officer Michael I. Halstead, Senior Vice President and General Counsel Kimberly Vanover, PhD, Senior Vice President of Clinical Development Robert Davis, PhD, Senior Vice President, Chief Scientific Officer Larry Hineline, Vice President of Finance & Chief Financial Officer Jennifer Rinaldo, Vice President, Commercial Development Juan Sanchez, MD, Vice President, Corporate Communications and Investor Relations

Board of Directors Sharon Mates, PhD, Chairman, Founder, President & Chief Executive Officer, Intra-Cellular Therapies Christopher Alafi, PhD, General Partner, Alafi Capital Richard Lerner, MD, Institute Professor & Former President, The Scripps Research Institute Joel Marcus, JD, CPA, Chairman, Founder, President & Chief Executive Officer, Alexandria Real Estate Equities (NYSE: ARE) Rory B. Riggs, MBA, Co-Founder and Chairman, Royalty Pharma; Founder and CEO, Syntax Analytics; Managing Member, New Ventures; Managing Member, Balfour Robert L. Van Nostrand, CPA, Chairman, Yield10 Bioscience; Board Member, Achillion Pharmaceuticals and Enumeral Biomedical Holdings; Former CFO, OSI Pharmaceuticals